Exhibit 10.8

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN

INDENTURE SUPPLEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of July 10, 2017 (this “Amendment”), is made between World Financial Network Credit Card Master Note Trust, as Issuer (the “Issuer”), and MUFG Union Bank, N.A. (“MUFG”), formerly known as Union Bank, N.A., as successor in interest to The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Indenture Trustee (in such capacity, the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (as further amended from time to time prior to the date hereof, the “Master Indenture”), between the Issuer and the Indenture Trustee, to the Fourth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of February 28, 2014 (the “Indenture Supplement”), between the Issuer and the Indenture Trustee, and acknowledged and accepted by WFN Credit Company, LLC, as Transferor and as sole Class M Noteholder, Class B Noteholder and Class C Noteholder.  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Master Indenture.

Background

A.     The parties hereto have previously entered into the Indenture Supplement to create and designate a new Series of Notes.

B.      The parties hereto wish to amend such Indenture Supplement, all as set out in this Amendment.

Agreement

1.     Amendment to the Indenture Supplement.  Section 5.1(b)(ii) of the Indenture Supplement is hereby amended in its entirety to read as follows:

“(ii) Allocations of Principal Collections.  The Servicer shall allocate to the Series 2009-VFN Noteholders the following amounts as set forth below:

(x)     Allocations During the Revolving Period.

(1)     During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2009-VFN Noteholders and first, transferred to the Principal Account, to the extent necessary, to pay the Mandatory Limited Payment Amount on the related Distribution Date, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, third, if an Optional Amortization Notice has been given, transferred to the Principal Account for application, to the extent necessary, as Optional Amortization Amounts on the related Optional Amortization Date, fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and fifth, paid to the holders of the Transferor Interest.

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(2)     With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2009-VFN Noteholders pursuant to this clause 5.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 5.6.

(y)     Allocations During the Controlled Amortization Period.  During the Controlled Amortization Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”) shall be allocated to the Series 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Payment Amount during the Controlled Amortization Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second, transferred to the Principal Account to pay any Optional Amortization Amount on the related Optional Amortization Date, third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and fourth, paid to the holders of the Transferor Interest.

(z)     Allocations During the Early Amortization Period.  During the Early Amortization Period, an amount equal to the Percentage Allocation shall be allocated to the Series 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Specified Transferor Amount and third, paid to the holders of the Transferor Interest.”

2.     Binding Effect; Ratification.  (a) This Amendment shall become effective, as of the date first set forth above, when (i) counterparts hereof shall have been executed and delivered by the parties hereto and (ii) each of the conditions precedent described in Section 10.2 of the Master Indenture has been satisfied, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)     On and after the execution and delivery hereof,  this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other

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Transaction Document to the Indenture Supplement shall mean and be a reference to the Indenture Supplement as amended hereby.

(c)     Except as expressly amended hereby, the Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     Miscellaneous.  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)      Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)      This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

(d)     The Indenture Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

4.     Limitation on Liability. It is expressly understood and agreed by the parties that (a) this document is executed and delivered by U.S. Bank Trust National Association, not individually or personally, but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL NETWORK CREDIT
CARD MASTER NOTE TRUST, as Issuer

By: U.S. Bank Trust National Association, not in
its individual capacity, but solely as Owner Trustee

By: /s/ Charles Gallagher
Name: Charles Gallagher
Title: Asst. Vice President

MUFG UNION BANK, N.A., as Indenture Trustee

By: /s/ Marion Zinowski
Name: Marion Zinowski
Title: Vice President

Acknowledged and Accepted:

COMENITY BANK,

  as Servicer

By: /s/ Randy J. Redcay

       Name: Randy J. Redcay

       Title:  Chief Financial Officer

WFN CREDIT COMPANY, LLC

  as Transferor and as sole Class M Noteholder,

  Class B Noteholder and Class C Noteholder

By: /s/ Michael Blackham

       Name: Michael Blackham

       Title: Treasurer

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